Exhibit 10.2

NN, Inc.

$300,000,000

10.25% Senior Notes due 2020

Joinder to the Purchase Agreement

October 19, 2015

SUNTRUST ROBINSON HUMPHREY, INC.

    As Representatives of the Initial Purchasers

303 Peachtree Street, 10th Floor

Atlanta, GA 30308

Ladies and Gentlemen:

Reference is made to the Purchase Agreement (the “Purchase Agreement”) dated October 19, 2015, initially among NN, Inc., a Delaware corporation (the “Company”), the NN Guarantors (as defined in the Purchase Agreement) and you, as representative for the Initial Purchasers, concerning the purchase of Securities (as defined in the Purchase Agreement) from the Company by the Initial Purchasers. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement. This is the Joinder Agreement (this “Agreement”) referred to in Section 2(m) of the Purchase Agreement.

Each of the Guarantors listed on Schedule I hereto (the “PEP Guarantors”) agrees that this Agreement is being executed and delivered in connection with the issue and sale of the Securities pursuant to the Purchase Agreement and to induce the Initial Purchasers to purchase the Securities thereunder. This Agreement is being executed on the Closing Date.

1. Joinder. Each of the parties hereto hereby agrees to become bound by the terms, conditions and other provisions of the Purchase Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named therein as a Guarantor and as if such party executed the Purchase Agreement on the date thereof.

2. Representations, Warranties and Agreements of the Guarantors. Each of the PEP Guarantors party hereto represents and warrants to, and agrees with, the Initial Purchasers on and as of the date hereof that:

(a) Each of the PEP Guarantors has the corporate or limited liability power to execute and deliver this Agreement and all corporate or limited liability action required to be taken by each of them for the due and proper authorization, execution, delivery and

1

performance of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken; this Agreement has been duly authorized, executed and delivered by each of the PEP Guarantors party hereto and constitutes a valid and legally binding agreement of each of the PEP Guarantors party hereto, enforceable against each of the PEP Guarantors party hereto in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

(b) the representations, warranties and agreements of the PEP Guarantors set forth in Section 2 of the Purchase Agreement were true and correct on and as of the date of the Purchase Agreement and are true and correct on and as of the date hereof.

3. Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

4. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by any standard form of telecommunication) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

5. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

PRECISION ENGINEERED PRODUCTS HOLDINGS, INC.

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

PRECISION ENGINEERED PRODUCTS LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

BRAININ-ADVANCE INDUSTRIES LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

POLYMETALLURGICAL LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

BOSTON ENDO-SURGICAL TECHNOLOGIES LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

[Signature Page to Joinder to the Purchase Agreement]

LACEY MANUFACTURING COMPANY, LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

CONNECTICUT PLASTICS LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

WAUCONDA TOOL & ENGINEERING LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

ADVANCED PRECISION PRODUCTS, INC.

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

HOWESTEMCO, LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

PREMCO, INC.

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

[Signature Page to Joinder to the Purchase Agreement]

PROFILES INCORPORATED

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

HOLMED, LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

GENERAL METAL FINISHING LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

MATRIX I, LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

TRIGON INTERNATIONAL LLC

By:	/s/ James H. Dorton
Name: James H. Dorton
Title: Vice President

[Signature Page to Joinder to the Purchase Agreement]

Schedule I

Guarantors

1.	Precision Engineered Products Holdings, Inc.

2.	Precision Engineered Products LLC

3.	Brainin-Advance Industries LLC

4.	Polymetallurgical LLC

5.	Boston Endo-Surgical Technologies LLC

6.	Lacey Manufacturing Company, LLC

7.	Connecticut Plastics LLC

8.	Wauconda Tool & Engineering LLC

9.	Advanced Precision Products, Inc.

10.	HowesTemco, LLC

11.	Premco, Inc.

12.	Profiles Incorporated

13.	Holmed, LLC

14.	General Metal Finishing LLC

15.	Matrix I LLC

16.	Trigon International LLC

Sch. 1